Exhibit 3.20

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CONVERSION OF A DELAWARE LIMITED PARTNERSHIP UNDER THE NAME OF “MICROPOROUS PRODUCTS, L.P.” TO A DELAWARE LIMITED LIABILITY COMPANY, CHANGING ITS NAME FROM “MICROPOROUS PRODUCTS, L.P.” TO “MICROPOROUS PRODUCTS, LLC”, FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF DECEMBER, A.D. 2009, AT 2:50 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
AUTHENTICATION: 7713390

DATE: 12-21-09

[SEAL]

2544495 8100V

091117441

You may verify this certificate online
at corp.delaware.gov/authver.shtml

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
DELIVERED 02:48 PM 12/18/2009
FILED 02:50 PM 12/18/2009
SRV 091117441 — 2544495 FILE

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
OF
MICROPOROUS PRODUCTS, L.P.
FROM A LIMITED PARTNERSHIP TO A
LIMITED LIABILITY COMPANY PURSUANT TO
SECTION 18-214 OF THE LIMITED LIABILITY ACT

1.                                       The jurisdiction where the Limited Partnership first formed is the State of Delaware.

2.                                       The jurisdiction immediately prior to filing this Certificate is the State of Delaware.

3.                                       The date the Limited Partnership first formed is September 20, 1995.

4.                                       The name of the Limited Partnership immediately prior to filing this Certificate is Microporous Products, L.P.

5.                                       The name of the Limited Liability Company as set forth in the Certificate of Formation is Microporous Products, LLC.

6.                                      This Certificate of Conversion shall be effective as of December 18, 2009.

[Signature appears on the following page.]

IN WITNESS WHEREOF,  the undersigned has executed this Certificate on the 18th day of December, 2009.

MICROPOROUS PRODUCTS, L.P.

By:	MICROPOROUS HOLDING CORPORATION,
its General Partner

	By:	/s/ Tim Riney
Tim Riney, Vice President, Finance

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF CERTIFICATE OF FORMATION OF “MICROPOROUS PRODUCTS, LLC” FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF DECEMBER, A.D. 2009, AT 2:50 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
AUTHENTICATION: 7713390

DATE: 12-21-09

[SEAL]

2544495 8100V

091117441

You may verify this certificate online
at corp.delaware.gov/authver.shtml

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
DELIVERED 2:48 PM 12/18/2009
FILED 2:50 PM 12/18/2009
SRV 091117441 — 2544495 FILE

STATE OF DELAWARE
LIMITED LIABILITY COMPANY
CERTIFICATE OF FORMATION
OF
MICROPOROUS PRODUCTS, LLC

First:  The name of the limited liability company is Microporous Products, LLC (the “LLC”).

Second:  The name and address of the registered agent for service of process on the LLC in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808, in the County of New Castle.

Third:  The purpose of the LLC is to engage in any lawful business, purpose or activity for which limited liability companies may be organized under the Limited Liability Company Act of Delaware.

Fourth:  The duration of the LLC is perpetual.

Fifth:  This Certificate of Formation shall be effective as of December 18, 2009.

[Signature appears on the following page.]

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IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Microporous Products, LLC this 18th day of December, 2009.

/s/ Alba-Justina Secrist
Alba-Justina Secrist, Authorized Person

Drawn by and return to:

Alba-Justina Secrist
Parker Poe Adams & Bernstein, LLP
401 South Tryon Street, Suite 3000
Charlotte, NC 28202

2

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THAT THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “MICROPOROUS PRODUCTS, L.P.” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF LIMITED PARTNERSHIP, FILED THE TWENTIETH DAY OF SEPTEMBER, A.D. 1995, AT 11:45 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED PARTNERSHIP, “MICROPOROUS PRODUCTS, L.P.”

/s/ Harriet Smith Windsor
Harriet Smith Windsor, Secretary of State
AUTHENTICATION: 5770306

DATE: 06-19-07

[SEAL]

2544495 8100H

070723472

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 11:45 AM 09/20/1995
950214460 — 2544495

CERTIFICATE OF LIMITED PARTNERSHIP
OF
MICROPOROUS PRODUCTS, L.P.

The undersigned, for the purpose of forming a limited partnership under the laws of the State of Delaware, does hereby certify:

1.               Name:  The name of the limited partnership is Microporous Products, L.P. (the “Partnership”).

2.               Registered Office and Registered Agent.  The registered office of the Partnership in the State of Delaware is located at 32 Lockerman Square, Suite L-100, Kent County, Dover, Delaware 19901.  The name of the registered agent of the Partnership for service of process at such address is The Prentice-Hall Corporation System, Inc.

3.               Name and Business Address of General Partner.  The name of the General Partner of the Partnership is MPI Acquisition Corp., a Delaware corporation, and its business address as of the date hereof is 369 Franklin Street, Buffalo, New York 14202.

IN WITNESS WEHREOF, the undersigned has duly executed this Certificate as of September 19, 1995.

MPI ACQUISITION CORP.,
GENERAL PARTNER

By:	s/ John F. Dunbar, Jr.
John F. Dunbar, Jr.
President

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